EXECUTION









==============================================================================






                        LEHMAN BROTHERS HOLDINGS INC.,

                                    SELLER


                                      and


                   STRUCTURED ASSET SECURITIES CORPORATION,

                                   PURCHASER



                  MORTGAGE LOAN SALE AND ASSIGNMENT AGREEMENT

                          Dated as of August 1, 2000


                    Amortizing Residential Collateral Trust
             (Mortgage Pass-Through Certificates Series 2000-BC3)



==============================================================================


                                                          TABLE OF CONTENTS
                                                                                                                Page


                                                             ARTICLE I.
                                                    CONVEYANCE OF MORTGAGE LOANS

Section 1.01.     Sale of Mortgage Loans..........................................................................5
Section 1.02.     Delivery of Documents...........................................................................5
Section 1.03.     Review of Documentation.........................................................................6
Section 1.04.     Representations and Warranties of the Seller....................................................6
Section 1.05.     Grant Clause...................................................................................15
Section 1.06.     Assignment by Depositor........................................................................15

                                                             ARTICLE II.
                                                      MISCELLANEOUS PROVISIONS

Section 2.01.     Binding Nature of Agreement; Assignment........................................................15
Section 2.02.     Entire Agreement...............................................................................16
Section 2.03.     Amendment......................................................................................16
Section 2.04.     Governing Law..................................................................................16
Section 2.05.     Severability of Provisions.....................................................................17
Section 2.06.     Indulgences; No Waivers........................................................................17
Section 2.07.     Headings Not to Affect Interpretation..........................................................17
Section 2.08.     Benefits of Agreement..........................................................................17
Section 2.09.     Counterparts...................................................................................17


                                                              SCHEDULES

SCHEDULE A           Mortgage Loan Schedule

EXHIBIT A            Underwriting Criteria of each Transferor


     This MORTGAGE LOAN SALE AND ASSIGNMENT AGREEMENT, dated as of August 1, 2000 (the "Agreement"), is executed by and between Lehman Brothers Holdings Inc. ("LBH" or the "Seller") and Structured Asset Securities Corporation (the "Depositor").

     All capitalized terms not defined herein shall have the same meanings assigned to such terms in that certain Trust Agreement (the "Trust Agreement"), dated as of August 1, 2000, among the Depositor, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, a national banking association, as trustee (the "Trustee"), and the Federal Home Loan Mortgage Corporation, as guarantor (the "Guarantor").

                             W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, pursuant to the following specified mortgage loan purchase and warranties, seller's warranties and servicing or assignment agreements (each a "Transfer Agreement," and together the "Transfer Agreements"), Lehman Capital, a division of Lehman Brothers Holdings Inc. ("Lehman Capital"), or Lehman Brothers Bank, FSB, an affiliate of the Seller (the "Bank"), has purchased from various mortgage originators or their correspondents (each a "Transferor" and collectively, the "Transferors"), certain conventional, first and second lien, adjustable and fixed rate, fully amortizing and balloon, residential mortgage loans identified on the Mortgage Loan Schedule attached hereto as Schedule A (collectively, the "Mortgage Loans"):

     I. Lehman Capital, as purchaser:

          a. Mortgage Loan Purchase and Warranties Agreement, dated as of February 1, 1998, between Lehman Capital, as Purchaser, and Union Planters Bank, N.A., as Seller (for FHA Insured and VA Guaranteed, Adjustable Rate, Residential Mortgage Loans);

          b. Purchase and Warranties Agreement, dated and effective as of April 1, 1998, between Lehman Capital, as Purchaser, and Long Beach Mortgage Company, as Seller (for Fixed and Adjustable Rate Mortgage Loans - Flow Delivery Program (Wholesale));

          c. Mortgage Loan Purchase and Warranties Agreement, dated as of April 1, 1998, between Lehman Capital, as Purchaser, and Ameriquest Mortgage Company, as Seller (for Conventional Adjustable and Fixed Rate Residential Mortgage Loans);

          d. Master Mortgage Loan Purchase Agreement, dated as of March 16, 1998, between DLJ Mortgage Capital, Inc. and BNC Mortgage, Inc. (for Fixed and Adjustable Rate Mortgage Loans), including:

                (i) Assignment, Assumption, and Recognition Agreement, dated August 28, 1998, among Lehman Capital, BNC Mortgage, Inc., DLJ Mortgage Capital, Inc., and Option One Mortgage Corporation.

                (ii) Assignment, Assumption, and Recognition Agreement, dated October 2, 1998, among Lehman Capital, BNC Mortgage, Inc., DLJ Mortgage Capital, Inc., and Option One Mortgage Corporation.

                (iii) Assignment, Assumption, and Recognition Agreement, dated
                      October 28, 1998, among Lehman Capital, BNC Mortgage, Inc., DLJ Mortgage Capital, Inc., and Option One Mortgage Corporation;

          e. Mortgage Loan Purchase and Warranties Agreement, dated as of June 1, 1999, between Lehman Capital, as Purchaser, and Fieldstone Mortgage Company, as Seller (for Conventional, Fixed and Adjustable Rate, Residential Mortgage Loans);

          f. Mortgage Loan Purchase and Warranties Agreement, dated as of June 1, 1999, between Lehman Capital, as Purchaser, and Chase Bank of Texas, National Association, as Seller (for Residential Fixed and Adjustable Rate First and Second Lien Mortgage Loans);

          g. Flow Mortgage Loan Purchase and Warranties Agreement, dated as of June 30, 1999, between Lehman Capital, as Purchaser, and Finamco, LLC, as Seller (for Conventional Fixed and Adjustable Rate, Residential Mortgage Loans);

          h. Mortgage Loan Purchase and Warranties Agreement, dated as of September 27, 1999, between Lehman Capital, as Purchaser, and Ameriquest Mortgage Company, as Seller (for Conventional Adjustable Rate Residential Mortgage Loans); and

          i. Mortgage Loan Purchase and Warranties Agreement, dated as of March 1, 2000, between Lehman Capital, as Purchaser, and Fieldstone Mortgage Company, as Seller (for Conventional, Fixed and Adjustable Rate, Residential Mortgage Loans).

     II. Bank, as purchaser:

          a. Purchase and Warranties Agreement, dated as of September 8, 1999, between Bank, as Purchaser, and BNC Mortgage, Inc., as Seller (for Adjustable Rate Mortgage Loans);

          b. Mortgage Loan Purchase and Warranties Agreement, dated as of October 1, 1999, between Bank, as Purchaser, and Fieldstone Mortgage Company, as Seller (for Conventional, Fixed and Adjustable Rate, Residential Mortgage Loans);

          c. Purchase and Warranties Agreement, dated as of October 13, 1999, between Bank, as Purchaser, and BNC Mortgage, Inc., as Seller (for Adjustable Rate Mortgage Loans);

          d. Purchase and Warranties Agreement, dated and effective as of October 26, 1999, between Bank, as Purchaser, and Long Beach Mortgage Company, as Seller (for Fixed and Adjustable Rate Mortgage Loans - Flow Delivery Program);

          e. Mortgage Loan Purchase and Warranties Agreement, dated as of December 1, 1999, between Bank, as Purchaser, and Fremont Investment & Loan Association, as Seller (for Conventional, Fixed and Adjustable Rate, Residential Mortgage Loans);

          f. Mortgage Loan Purchase and Warranties Agreement, dated as of December 15, 1999, between Bank, as Purchaser, and Ameriquest Mortgage Company, as Seller (for Conventional Adjustable Rate Residential Mortgage Loans);

          g. Mortgage Loan Purchase and Warranties Agreement, dated as of December 31, 1999, between Bank, as Purchaser, and The Provident Bank, as Seller (for Conventional Fixed and Adjustable Rate, Residential Mortgage Loans);

          h. Purchase and Warranties Agreement, dated as of February 17, 2000, between Bank, as Purchaser, and BNC Mortgage, Inc., as Seller (for Adjustable Rate Mortgage Loans);

          i. Flow Purchase and Warranties Agreement, dated as of March 10, 2000, between Bank, as Purchaser, and BNC Mortgage, Inc. as Seller (for Fixed and Adjustable Rate Mortgage Loans).

     WHEREAS, pursuant to the following assignment and assumption agreements, Bank has assigned all of its rights, title and interest in and to the foregoing Transfer Agreements listed in II(a) through (i), including the Mortgage Loans acquired by Bank thereunder, to the Seller:

          a. Assignment and Assumption Agreements, each dated as of September 8 2000, and effective as of August 1, 2000, between Bank, as assignor, and the Seller, as assignee, with respect to each Transfer Agreement entered into by Bank listed in II (a) through (i) above.

     WHEREAS, the Seller is a party to the following servicing agreements (collectively, the "Reconstituted Servicing Agreements") pursuant to which the Mortgage Loans are to be serviced by the various Servicers:

     1. Reconstituted Servicing Agreement, dated as of August 1, 2000, between the Seller and Option One Mortgage Corporation, as servicer, for certain Mortgage Loans originated by Ameriquest Mortgage Company, BNC Mortgage, Inc., Long Beach Mortgage Company, Fremont Investment & Loan Association and Option One Mortgage Corporation;

     2. Reconstituted Servicing Agreement, dated as of August 1, 2000, between the Seller and Option One Mortgage Corporation, as servicer, for certain Mortgage Loans originated by Option One Mortgage Corporation;

     3. Reconstituted Servicing Agreement, dated as of August 1, 2000, between the Seller and Wells Fargo Home Mortgage, Inc., as servicer, for certain Mortgage Loans originated by Wells Fargo Home Mortgage, Inc.;

     4. Reconstituted Servicing Agreement, dated as of August 1, 2000, between the Seller and Ocwen Federal Bank FSB, for certain Mortgage Loans originated by Ameriquest Mortgage Company, MCA Financial Corporation, Fieldstone Mortgage Company, and Finance America, LLC;

     5. Reconstituted Servicing Agreement, dated as of August 1, 2000, between the Seller and Long Beach Mortgage Company, as servicer, for certain Mortgage Loans originated by Long Beach Mortgage Company;

     6. Reconstituted Servicing Agreement, dated as of August 1, 2000, between the Seller and Ameriquest Mortgage Company, as servicer, for certain Mortgage Loans originated by Ameriquest Mortgage Company;

     7. Servicing Agreement, dated as of August 1, 2000, between the Seller and Aurora Loan Services Inc., as servicer, for certain Mortgage Loans originated by Ameriquest Mortgage Company, Long Beach Mortgage Company, BNC Mortgage, Inc., The Provident Bank, Union Planters Bank, N.A., Fieldstone Mortgage Company, Aurora Loan Services Inc. and other originators;

     8. Reconstituted Servicing Agreement, dated as of August 1, 2000, between the Seller and Life Bank, as servicer, for certain Mortgage Loans originated by Life Bank; and

     9. Reconstituted Servicing Agreement, dated as of August 1, 2000, between the Seller and Homeside Lending, Inc., as servicer, for certain Mortgage Loans originated by Homeside Lending, Inc.

     WHEREAS, the Seller desires to sell, without recourse, all of its right, title and interest in and to the Mortgage Loans to the Depositor and to assign all of its rights and interest under the Transfer Agreements and Reconstituted Servicing Agreements relating to the Mortgage Loans to the Depositor.

     WHEREAS, the Seller and the Depositor acknowledge and agree that the Depositor will convey the Mortgage Loans to a Trust Fund created pursuant to the Trust Agreement, assign all of its rights and delegate all of its obligations hereunder to the Trustee for the benefit of the Certificateholders and the Guarantor, and that each reference herein to the Depositor is intended, unless otherwise specified, to mean the Depositor or the Trustee, as assignee, whichever is the owner of the Mortgage Loans from time to time.

     WHEREAS, the Seller and the Depositor desire that the Guarantor be an intended third-party beneficiary to this Agreement.

     NOW, THEREFORE, in consideration of the mutual agreements herein set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Seller and the Depositor agree as follows:


                                  ARTICLE I.

                         CONVEYANCE OF MORTGAGE LOANS

     Section 1.01. Sale of Mortgage Loans. Concurrently with the execution and delivery of this Agreement, the Seller does hereby transfer, assign, set over, deposit with and otherwise convey to the Depositor, without recourse, subject to Sections 1.03 and 1.04, all the right, title and interest of the Seller in and to the Mortgage Loans identified on Schedule A hereto, having an aggregate Scheduled Principal Balance as of the Cut-off Date of $2,921,818,509.24. Such conveyance includes, without limitation, the right to all distributions of principal and interest received on or with respect to the Mortgage Loans on or after the Cut-off Date (other than payments of principal and interest due on or before such date), and all such payments due after such date but received prior to such date and intended by the related Mortgagors to be applied after such date, together with all of the Seller's right, title and interest in and to each related account and all amounts from time to time credited to and the proceeds of such account, any REO Property and the proceeds thereof, the Seller's rights under any Insurance Policies relating to the Mortgage Loans, and the Seller's security interest in any collateral pledged to secure the Mortgage Loans, including the Mortgaged Properties.

     Concurrently with the execution and delivery of this Agreement, the Seller hereby assigns to the Depositor all of its rights and interest under each Transfer Agreement and each Reconstituted Servicing Agreement, and delegates to the Depositor all of its obligations thereunder, to the extent relating to the Mortgage Loans. Concurrently with the execution hereof, the Depositor tenders the purchase price of $2,921,818,509.24. The Depositor hereby accepts such assignment and delegation, and shall be entitled to exercise all the rights of the Seller under each Transfer Agreement and each Reconstituted Servicing Agreement, as if the Depositor had been a party to each such agreement.

     Section 1.02. Delivery of Documents. (a) In connection with such transfer and assignment of the Mortgage Loans hereunder, the Seller does hereby deliver, or cause to be delivered, to the Depositor (or its designee) the documents or instruments with respect to each Mortgage Loan (each a "Mortgage File") so transferred and assigned, as specified in the related Transfer Agreements or Reconstituted Servicing Agreements.

     (b) For Mortgage Loans (if any) that have been prepaid in full after the Cut-off Date and prior to the Closing Date, the Seller, in lieu of delivering the related Mortgage Files, herewith delivers to the Depositor an Officer's Certificate which shall include a statement to the effect that all amounts received in connection with such prepayment that are required to be deposited in the Collection Account maintained by the Master Servicer for such purpose have been so deposited.

     Section 1.03. Review of Documentation. The Depositor, by execution and delivery hereof, acknowledges receipt of the Mortgage Files pertaining to the Mortgage Loans listed on the Mortgage Loan Schedule, subject to review thereof by The Chase Manhattan Bank, as successor by merger to Chase Bank of Texas, National Association, U.S. Bank Trust National Association, Bankers Trust Company of California, N.A., LaSalle Bank and Wells Fargo Bank Minnesota, National Association (each, a "Custodian" and, collectively, the "Custodians") for the Depositor. Each Custodian is required to review, within 45 days following the Closing Date, each applicable Mortgage File. If in the course of such review the related Custodian discovers any document or documents constituting a part of a Mortgage File that is missing, does not appear regular on its face (i.e., is mutilated, damaged, defaced, torn or otherwise physically altered) or appears to be unrelated to the Mortgage Loans identified in the Mortgage Loan Schedule (each a "Material Defect"), the Seller shall be obligated to cure such Material Defect or to repurchase the related Mortgage Loan from the Depositor (or, at the direction of and on behalf of the Depositor, from the Trust Fund), or to substitute a Qualifying Substitute Mortgage Loan therefor, in each case to the same extent and in the same manner as the Depositor is obligated to the Trustee and the Trust Fund under the Trust Agreement.

     Section 1.04. Representations and Warranties of the Seller. (a) The Seller hereby represents and warrants to the Depositor that as of the date hereof that:

          (i) the Seller is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and has full corporate power and authority to own its property, to carry on its business as presently conducted, and to enter into and perform its obligations under this Agreement;

          (ii) the execution and delivery by the Seller of this Agreement have been duly authorized by all necessary corporate action on the part of the Seller; neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Seller or its properties or the certificate of incorporation or bylaws of the Seller;

          (iii) the execution, delivery and performance by the Seller of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof;

          (iv) this Agreement has been duly executed and delivered by the Seller and, assuming due authorization, execution and delivery by the Depositor, constitutes a valid and binding obligation of the Seller enforceable against it in accordance with its terms except as such enforceability may be subject to (A) applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally and (B) general principles of equity regardless of whether such enforcement is considered in a proceeding in equity or at law; and

          (v) there are no actions, suits or proceedings pending or, to the knowledge of the Seller, threatened or likely to be asserted against or affecting the Seller, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Agreement or (B) with respect to any other matter which in the judgment of the Seller will be determined adversely to the Seller and will if determined adversely to the Seller materially and adversely affect it or its business, assets, operations or condition, financial or otherwise, or adversely affect its ability to perform its obligations under this Agreement.

     (b) The representations and warranties with respect to the Mortgage Loans made by each Transferor to the Seller in the related Transfer Agreement were made as of the date of such Transfer Agreement. To the extent that any fact, condition or event with respect to a Mortgage Loan constitutes a breach of a representation or warranty made under the applicable Transfer Agreement, the Depositor shall have the right to require that the Seller cure such breach or effect such other remedy as is specified in the last paragraph of subsection
(e).

     (c) The Seller further represents and warrants to the Depositor, to the Trustee on behalf of the Certificateholders and to the Guarantor upon the delivery of the Mortgage Loans to be included in Pool 1 to the Depositor on the Closing Date, but solely as to each Mortgage Loan to be included in Pool 1, that:

          (i) No misrepresentation of a material fact or fraud in respect of the origination, modification or amendment of any Mortgage Loan has taken place on the part of any person, including, without limitation, the related Mortgagor, any appraiser, any builder or developer or any party involved in the origination of such Mortgage Loan;

          (ii) As of the Cut-off Date, no Mortgage Loan has failed to pay principal and interest due on the June 2000 payment due date. In addition, as of the Cut-off Date, no more than 1.58% of the Mortgage Loans have failed to pay principal and interest due on two consecutive payment due dates in the last 12 months (or since their origination, if less than 12 months) and no more than 0.20% of the Mortgage Loans have failed to pay principal and interest on two consecutive due dates more than once in the last 12 months (or since their origination, if less than 12 months). To the best of the Seller's knowledge, as of the Closing Date, no more than 7.16% of the Mortgage Loans have failed to pay principal and interest on the August 1, 2000 due date.

          (iii) Each Mortgage Loan, as of the Closing Date, is either a fixed rate or an adjustable rate, conventional, residential Mortgage Loan having an original term to maturity from the date on which the first Scheduled Payment is due of not more than 30 years. Each Mortgage Note with respect to the Mortgage Loans will provide for a schedule of substantially level and equal Scheduled Payments which are sufficient to amortize fully the principal balance of such Mortgage Loan over a period of time equal to the amortization period of such Mortgage Note; provided, however, that certain fixed rate Mortgage Loans constituting approximately 0.29% of the Cut-Off Date-Balance are "balloon" mortgage loans that provide for a final Scheduled Payment substantially greater than the preceding monthly payment. All such balloon loans provide for monthly payment based upon a 30-year amortization schedule with a final balloon payment no later than the 15th year. No more than 0.06% of the Mortgages transferred to the Trustee are second liens on the Mortgaged Property.

          (iv) No more than 0.15%, 1.37% and 30.29% of the Mortgage Loans, based on the aggregate Cut-Off Date Balance of the Mortgage Loans, had Loan-to-Value Ratios at origination exceeding 95%, 90% and 80%, respectively. No Mortgage Loans secured by a second lien had a combined Loan-to-Value Ratio at origination exceeding 100%;

          (v) Notwithstanding clause (xvi) of this Section 1.04(c), each Mortgage Loan was originated, and the applicable seller credit grade was applied, substantially in accordance with the related Transferor's underwriting criteria attached hereto as Exhibit A;

          (vi) No more than 2.56% of the Mortgage Loans are secured by manufactured housing, and none of the Mortgage Loans are secured by mobile homes;

          (vii) Each Mortgage transferred to the Trustee is a valid first or second lien on the Mortgaged Property subject only to (A) the lien of current real property taxes and assessments, (B) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal made in connection with the origination of the related mortgage loan, (C) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage and (D) in the case of a second lien, only to a first lien on such Mortgaged Property.

          (viii) There is no delinquent tax or assessment lien against any Mortgaged Property;

          (ix) There are no mechanics' liens or claims for work, labor or material affecting any Mortgaged Property which are or may be a lien prior to, or equal with, the lien of such Mortgage except those which are insured against by the title insurance policy included in the Mortgage File maintained by the applicable Custodian with respect to the related Mortgage Loan;

          (x) Each Mortgage Loan at origination complied in all material respects with applicable state and federal laws, including, without limitation, usury, equal credit opportunity, real estate settlement procedures, truth-in-lending and disclosure laws, and consummation of the transactions contemplated hereby, including, without limitation, the receipt of interest, will not involve the violation of any such laws;

          (xi) None of the Mortgage Loans are cooperative share mortgages;

          (xii) If the improvements securing a Mortgage Loan were in a federally designated special flood hazard area as of the date of origination, flood insurance in the amount described in the related Reconstituted Servicing Agreement (and to the extent required by such agreement) covers the related Mortgaged Property (either by coverage under the federal flood insurance program or by coverage by private insurers);

          (xiii) A lender's policy of title insurance or a commitment (binder) to issue the same or an attorney's certificate or opinion of title was effective on the date of the origination of each Mortgage Loan and each such policy or certificate or opinion of title is valid and remains in full force and effect;

          (xiv) No selection procedure reasonably believed by the Seller to be adverse to the interests of the Certificateholders or the Guarantor, was used in selecting the Mortgage Loans for inclusion in the Trust Fund; provided, however, that the Mortgage Loans were selected by the Seller from its portfolio of mortgage loans originated in accordance with the related Transferor's underwriting criteria attached hereto as Exhibit A.

          (xv) Each appraisal of a Mortgage Loan that was used to determine the appraised value of the related Mortgaged Property was conducted generally in accordance with the related Transferor's underwriting guidelines and included an assessment of the fair market value of the related Mortgaged Property at the time of the appraisal. At the time of origination, the value of each Mortgaged Property adequately supported the original loan amount of the related Mortgage Loan. The Mortgage File contains an appraisal of the applicable Mortgaged Property;

          (xvi) The information set forth with respect to the Mortgage Loans on the Mortgage Loan Schedule provides an accurate listing of the Mortgage Loans, and the information provided with respect to each Mortgage Loan on the Mortgage Loan Schedule is true and correct in all material respects as of the Cut-off Date or such other date respecting which such information is given;

          (xvii) Each Mortgage Loan constitutes a "qualified mortgage" within the meaning of Section 860G(a)(3)(A) of the Code and Treasury Regulation
     Section 1.860G-2(a)(1) and (3);

          (xviii) Each Mortgage and Mortgage Note is the legal, valid and binding obligation of the related Mortgagor and is enforceable by the Trustee or any co-trustee appointed pursuant to the Trust Agreement against the Mortgagor in accordance with its terms, except only as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights generally and by law, and all parties to each Mortgage Loan and the Mortgagee had full legal capacity to execute all Mortgage Loan documents and to convey the estate therein purported to be conveyed; and the Mortgage and each Mortgage Note have been duly and validly executed by such parties;

          (xix) All individual insurance policies contain a standard mortgagee clause naming the related Seller, its successors and assigns, as mortgagee. All premiums thereon have been paid. Each Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and upon the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor;

          (xx) Any advances made after the date of origination of a Mortgage Loan but prior to the Cut-Off Date have been consolidated with the outstanding principal amount secured by the related Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the Mortgage Loan Schedule. The consolidated principal amount does not exceed the original principal amount of the related Mortgage Loan;

          (xxi) There are no defaults in complying with the terms of the Mortgage, and either (1) any taxes, governmental assessments, insurance premiums, water, sewer and municipal charges or ground rents which previously became due and owing have been paid, or (2) an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed but is not yet due and payable. Except for payments in the nature of escrow payments, including without limitation, taxes and insurance payments, to the best of Seller's knowledge, the related Servicer has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the Mortgage Note, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage proceeds, whichever is greater, to the day which precedes by one month the Due Date of the first installment of principal and interest;

          (xxii) No improvement located on or being part of any Mortgaged Property is in violation of any applicable zoning law or regulation. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of each Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities and such Mortgaged Property is lawfully occupied under the applicable law;

          (xxiii) The proceeds of each Mortgage Loan have been fully disbursed and there is no obligation on the part of the mortgagee to make future advances thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursement of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making, closing or recording the Mortgage Loans were paid and the Mortgagor is not entitled to any refund of amounts paid or due under the Mortgage Note;

          (xxiv) There is no obligation on the part of the Seller or any other party to make payments in addition to those made by the Mortgagor;

          (xxv) No Mortgage Loan has a shared appreciation feature, or other contingent interest feature;

          (xxvi) Each Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate remedy for the realization against the related Mortgaged Property of the benefits of the security, including (A) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (B) otherwise by judicial or non-judicial foreclosure. There is no homestead or other exemption available to the related Mortgagor which would materially interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage subject to the applicable federal and state laws and judicial precedent with respect to bankruptcy and rights of redemption. Upon default by a Mortgagor on a Mortgage Loan and foreclosure on, or trustee's sale of, the Mortgaged Property pursuant to the proper procedures, the holder of the Mortgage Loan will be able to deliver good and merchantable title to the property;

          (xxvii) All amounts received after the Cut-Off Date with respect to the Mortgage Loans to which the Seller is not entitled will be deposited into the Collection Account within one Business Day after the Closing Date;

          (xxviii) The Seller has not transferred the Mortgage Loans to the Depositor, and the Depositor has not transferred the Mortgage Loans to the Trust Fund, with any intent to hinder, delay or defraud any of its creditors;

          (xxix) All parties which have had any interest in the Mortgage Loan, whether as originator, mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were): (A) organized under the laws of the state wherein the Mortgaged Property is located, or (B) qualified to do business in such state, or
     (C) federal savings and loan associations or national banks having principal offices in such state, or (D) not doing business in such state so as to require qualification or licensing, or (E) not otherwise required or licensed in such state. To the best of Seller's knowledge, all parties which have had any interest in the Mortgage Loan were in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located or were not required to be licensed in such state;

          (xxx) Each document or instrument in the related Mortgage File is in a form generally acceptable to prudent mortgage lenders that regularly originate or purchase mortgage loans comparable to the Mortgage Loans for sale to prudent investors in the secondary market that invest in mortgage loans such as the Mortgage Loans;

          (xxxi) Each Mortgaged Property is improved by a single (one-to-four) family residential dwelling, including, without limitation, condominiums, townhouses and manufactured homes. Each manufactured home constituting any portion of any Mortgaged Property constitutes real property under applicable state law; and each manufactured home constituting any portion of any Mortgaged Property is a "single-family residence" as defined in
     Section 25(e)(10) of the Code;

          (xxxii) Except with respect to liens released immediately prior to the transfer herein contemplated, each Mortgage Note and related Mortgage have not been assigned or pledged and immediately prior to the transfer and assignment herein contemplated, the Seller held good, marketable and indefeasible title to, and was the sole owner and holder of, each Mortgage Loan subject to no liens, charges, mortgages, claims, participation interests, equities, pledges or security interests of any nature, encumbrances or rights of others (collectively, a "Lien"); the Seller has full right and authority under all governmental and regulatory bodies having jurisdiction over the Seller, subject to no interest or participation of, or agreement with, any party, to sell and assign the same pursuant to this Agreement; and immediately upon the transfers and assignments herein contemplated, the Seller shall have transferred all of its right, title and interest in and to each Mortgage Loan and the Trustee will hold good, marketable and indefeasible title, to, and be the sole owner of, each Mortgage Loan subject to no Liens;

          (xxxiii) No Mortgage Loan is subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of any Mortgage Note or Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

          (xxxiv) The improvements upon each Mortgaged Property are covered by a valid and existing hazard insurance policy with a generally acceptable carrier that provides for fire and extended coverage representing coverage described in the related Reconstituted Servicing Agreement;

          (xxxv) The terms of each Mortgage Note and the Mortgage have not been impaired, altered or modified in any material respect, except by a written instrument which has been recorded or is in the process of being recorded, if necessary, to protect the interests of the Certificateholders and which has been or will be delivered to the applicable Custodian on behalf of the Trustee;

          (xxxvi) Each original Mortgage was recorded and all subsequent assignments of the original Mortgage (other than the assignment to the Trustee) have been recorded in the appropriate jurisdictions wherein such recordation is necessary to perfect the lien thereof as against creditors of the Seller, or is in the process of being recorded;

          (xxxvii) As of the Cut-off Date, there is no proceeding pending or threatened for the total or partial condemnation of any Mortgaged Property, nor is such a proceeding currently occurring, and such property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended;

          (xxxviii) No Mortgage Loan was originated under a buydown plan;

          (xxxix) Except for Mortgage Loans that are delinquent for a time period less than that set forth in (ii) above, there is no default, breach, violation or event of acceleration existing under any Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and neither Seller, nor, to the best of Seller's knowledge, any other entity involved in originating or servicing a Mortgage Loan, has waived any default, breach, violation or event of acceleration;

          (xl) No Mortgage Loan is subject to the requirements of the Home Ownership and Equity Protection Act of 1994 or any comparable state law;

          (xli) The related Servicer for each Mortgage Loan has accurately and fully reported its borrowers credit files to each of the credit repositories in a timely manner;

          (xlii) No proceeds from any Mortgage Loan were used to purchase single-premium credit insurance policies as part of origination of, or as a condition to closing, such Mortgage Loan;

          (xliii) [RESERVED];

          (xliv) Each Mortgage Loan was originated on or after October 1,
     1983;

          (xlv) The Seller represents and warrants that it currently operates or actively participates in an on-going business (A) to originate single-family mortgage loans and/or (B) to make periodic purchases of mortgage loans from originators or sellers, and/or (C) to issue and/or purchase securities or bonds supported by the mortgage loans, a portion of which loans are made to borrowers who are:

               (1) low-income families (families with incomes of 80% or less of area median income) living in low-income areas (a census tract or block numbering area in which the median income does not exceed 80% of the area median income); or

               (2) very low-income families (families with incomes of 60% or less of area median income);

          (xlvi) Each Mortgage contains a provision for the acceleration of the payment of the unpaid principal balance of the related Mortgage Loan in the event the related Mortgaged Property is sold without the prior consent of the mortgagee(s) thereunder;

          (xlvii) With respect to each Mortgage Loan secured by a manufactured home: (A) the manufactured home is permanently affixed to a foundation which is suitable for the soil conditions of the site; (B) all foundations, both perimeter and interior, have footings that are located below the frost line; (C) any wheels, axles and trailer hitches are removed from the manufactured home; and (D) the Mortgage Loan is covered under a standard real estate title insurance policy or attorney's title opinion or certificate that identified the manufactured home as part of the real property and insures or indemnifies against any loss if the manufactured home is determined not to be part of the real property;

          (xlviii) With respect to second liens, either (A) no consent for the origination of such Mortgage Loans is required by the holder of the related first lien or (B) such consent has been obtained and is contained in the Mortgage File;

          (xlix) No Mortgage Loan secured by a second priority lien has a principal balance as of the applicable Cut-Off Date in excess of 50% of Freddie Mac's loan limits for such type of residence;

          (l) The Mortgage Loans backing the Group 1 Certificates do not contain the first and/or second lien mortgage loans relating to a single Mortgaged Property if the aggregate original principal balance of such Mortgage Loans exceeds Freddie Mac's loan limits. To the best of Seller's knowledge, the pool of Mortgages backing the Group 1 Certificates will not result in a violation of Freddie Mac's loan limitations;

          (li) No Mortgage Loan has a prepayment penalty longer than five years after its origination, and each Servicing Agreement prohibits the related Servicer from waiving any prepayment penalty with respect to the Mortgage Loans (except in the case of bankruptcy or default of such Mortgage Loan), without the prior written consent of the Master Servicer;

          (lii) As of May 1, 2000, no Mortgagor on any of the Mortgage Loans has filed for bankruptcy protection;

          (liii) The related Servicer has not sent a notice of default with respect to any Mortgage Loan; and

          (liv) To the best of Seller's knowledge, none of the Mortgage Loans which were originated by Ameriquest Mortgage Company are subject to pending litigation.

     With respect to any representation in this subsection (c) that is made to the best of Seller's knowledge or as to which Seller has no knowledge, if it is discovered by Seller, the Master Servicer, the Guarantor, the Trustee or the Custodian that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Mortgage Loan then, notwithstanding the Seller's lack of knowledge with respect to the substance of such representation and warranty being inaccurate at the time the representation and warranty was made, such inaccuracy shall be deemed a breach of the applicable representation or warranty.

     (d) The Seller further represents and warrants to the Depositor, to the Trustee on behalf of the Certificateholders and to the Guarantor upon delivery of such Mortgage Loans to be included in Pool 2 on the Closing Date, but solely as to each Mortgage Loan to be included in Pool 2, the representations and warranties set forth in subsection (c) paragraph (ii) (but substituting "90 days" for "60" days, 9.72% for 1.58%, 2.89% for 0.20%, and 16.18% for
7.16%, in each case where such latter percentages appear therein), paragraph
(iii) (but inserting "(other than 0.09% of the Mortgage Loans)" after the words "is due" in the third line therein, and substituting 0.37% for 0.29% and 0.00% for 0.06%, in each case where such latter percentages appear therein), paragraph (iv) (but substituting 0.50% for 0.15%, 1.08% for 1.37%, 31.54% for 30.29%, and 102.44% for 100%, in each case where such latter percentages appear therein), paragraph (vi) (but substituting 0.45% for 2.56%, where such latter percentage appears therein), paragraphs (vii), (viii), (ix), (x), paragraph (xi) (but substituting 0.000019% for the word "None"), paragraphs
(xii), (xiii), (xvi), (xvii), (xviii), (xix), (xxi), (xxvi), (xxviii), (xxxii), (xxxiii), (xxxiv), (xxxix), paragraph (xliv) (but substituting the date "September 12, 1978" for "October 1, 1983") and paragraphs (li), (lii) and (liii).

     (e) It is understood and agreed that the representations and warranties set forth in subsections (c) and (d) of this Section 1.04 and the obligations of the Seller set forth in this subsection (e) survive delivery of the Mortgage Files and the Assignment of Mortgage of each Mortgage Loan to the Depositor. Upon discovery by any of the Seller, the Depositor, the Guarantor or the Trustee of a breach of any of such foregoing representations and warranties in subsection (c) with respect to the Pool 1 Mortgage Loans or subsection (d) with respect to the Pool 2 Mortgage Loans or of any of the representations or warranties made in the Transfer Agreements or Reconstituted Servicing Agreements that adversely and materially affects the value of the related Mortgage Loan (except that any breach of the representations and warranties set forth in Sections 1.04(c)(xl), (xli), (xlii), and (li) shall be deemed to adversely and materially affect the value of the related Mortgage
Loan), the party discovering such breach shall give prompt written notice to the other party. Within 90 days of the discovery of any such breach, the Seller shall either (i) cure such breach in all material respects, (ii) repurchase such Mortgage Loan or any property acquired in respect thereof from the Depositor at the applicable Purchase Price or (iii) within the two-year period following the Closing Date, substitute a Qualifying Substitute Mortgage Loan for the affected Mortgage Loan. In the event of a breach of any of the representations and warranties made with respect to the Mortgage Loans by the Transferor under the Transfer Agreements or Reconstituted Servicing Agreements, the Trustee may enforce its rights to cause a repurchase or substitution of a defective Mortgage Loan directly against the Seller pursuant to the immediately preceding sentence and shall not be required to first seek redress of any remedies against the related Transferor under the related Transfer Agreement for the benefit of Certificateholders; provided, however, if such remedy is enforced directly against the Seller, the Seller shall be subrogated to the rights of the Trustee under the Transfer Agreement.

     Section 1.05. Grant Clause. It is intended that the conveyance of the Seller's right, title and interest in and to Mortgage Loans and other property conveyed pursuant to this Agreement shall constitute, and shall be construed as, a sale of such property and not a grant of a security interest to secure a loan. However, if such conveyance is deemed to be in respect of a loan, it is intended that: (a) the rights and obligations of the parties shall be established pursuant to the terms of this Agreement; (b) the Seller hereby grants to the Depositor a first priority security interest in all of the Seller's right, title and interest in, to and under, whether now owned or hereafter acquired, the Mortgage Loans and other property; and (c) this Agreement shall constitute a security agreement under applicable law.

     Section 1.06. Assignment by Depositor. Concurrently with the execution of this Agreement, the Depositor shall assign its interest under this Agreement with respect to the Mortgage Loans to the Trustee, and the Trustee then shall succeed to all rights of the Depositor under this Agreement. All references to the rights of the Depositor in this Agreement shall be deemed to be for the benefit of and exercisable by its assignee or designee, specifically including the Trustee.

                                 ARTICLE II.

                           MISCELLANEOUS PROVISIONS

     Section 2.01. Binding Nature of Agreement; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     Section 2.02. Entire Agreement. This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof.

     Section 2.03. Amendment. (a) This Agreement may be amended from time to time by the Seller and the Depositor, without notice to or the consent of any of the Certificateholders but with the consent of the Guarantor, (i) to cure any ambiguity, (ii) to cause the provisions herein to conform to or be consistent with or in furtherance of the statements made with respect to the Certificates, the Trust Fund, the Trust Agreement or this Agreement in the Information Circular; or to correct or supplement any provision herein which may be inconsistent with any other provisions herein, (iii) to make any other provisions with respect to matters or questions arising under this Agreement or (iv) to add, delete, or amend any provisions to the extent necessary or desirable to comply with any requirements imposed by the Code and the REMIC Provisions. No such amendment effected pursuant to clause (iii) of the preceding sentence shall adversely affect in any material respect the interests of any Certificateholder. Any such amendment shall be deemed not to adversely affect in any material respect any Certificateholder, if the Trustee receives written confirmation from each Rating Agency that such amendment will not cause such Rating Agency to reduce the then current rating assigned to the Certificates (and any Opinion of Counsel requested by the Trustee in connection with any such amendment may rely expressly on such confirmation as the basis therefor).

     (b) This Agreement may also be amended from time to time by the Seller and the Depositor with the consent of the Certificateholders of not less than 66-2/3% of the Class Principal Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Certificateholder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Certificateholders of which are required to consent to any such amendment without the consent of the Certificateholders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.

     (c) It shall not be necessary for the consent of Certificateholders under this Section 2.03 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

     Section 2.04. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

     Section 2.05. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

     Section 2.06. Indulgences; No Waivers. Neither the failure nor any delay on the part of a party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

     Section 2.07. Headings Not to Affect Interpretation. The headings contained in this Agreement are for convenience of reference only, and they shall not be used in the interpretation hereof.

     Section 2.08. Benefits of Agreement. The parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties set forth herein, that the Guarantor enjoy the full benefit of the provisions of this Agreement as an intended third party beneficiary; provided, however, nothing in this Agreement, express or implied, shall give to any Person, other than the parties to this Agreement and their successors hereunder, the Trustee, the Certificateholders and the Guarantor, any benefit or legal or equitable right, power, remedy or claim under this Agreement.

     Section 2.09. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the Seller and the Depositor have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.


                                  LEHMAN BROTHERS HOLDINGS INC.,
                                    as Seller



                                  By: /s/ Stanley Labanowski
                                      -----------------------------------------
                                      Name: Stanley Labanowski
                                      Title: Authorized Signatory


                                  STRUCTURED ASSET SECURITIES
                                    CORPORATION,
                                    as Purchaser



                                  By: /s/ Ellen Kiernan
                                      -----------------------------------------
                                      Name: Ellen Kiernan
                                      Title: Vice President


ACKNOWLEDGED BY:


FIRST UNION NATIONAL BANK,
  as Trustee



By: /s/ Stephanie J. Purdy
   -------------------------------------
   Name: Stephanie J. Purdy
   Title: Trust Officer



FEDERAL HOME LOAN MORTGAGE CORPORATION
     as Guarantor



By: /s/ Charles W. Pearson
   --------------------------------------
     Name: Charles W. Pearson
     Title: Director-Securities Servicing & Processing

                                  SCHEDULE A


                            MORTGAGE LOAN SCHEDULE

                                                                    EXHIBIT A


                   UNDERWRITING CRITERIA OF EACH TRANSFEROR


                     [[To be provided by Lehman Capital]]


                                                                            A-
                                                                            A-
                                                                            A-
                                                                            A-
                                                                            A-
                                                                            A-
                                                                            A-
                                                                            A-
                                                                            A-
                                                                            A-
                                                                            A-
                                                                            A-
                                                                            A-
                                                                            A-
                                                                            A-